Exhibit 10.1
AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER FRAMEWORK AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER FRAMEWORK AGREEMENT (this “Amendment”), is made and entered into as of June 18, 2020 (the “Amendment Date”), by and among each of:
(A) MUFG Bank, Ltd., a Japanese banking corporation (“MUFG”), as buyer (“Buyer”);
(B) Outfront Media LLC, a Delaware limited liability company (“Outfront Media”) and Outfront Media Outernet Inc., a Delaware corporation (“Outernet”), as sellers (each, a “Seller” and collectively, the “Sellers”);
(C) each originator party hereto (each, an “Originator”; and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”); and
(D) Outfront Media, as agent for the Seller Parties (in such capacity, the “Seller Party Agent”), and amends that certain Amended and Restated Master Framework Agreement dated as of July 19, 2019, by and among Buyer, the Sellers, the Originators and the Seller Party Agent (as amended prior to the date hereof, the “Framework Agreement” and, as amended hereby, the “Amended Framework Agreement”). Each of Buyer, each Seller, each Originator and the Seller Party Agent may also be referred to herein individually as a “Party”, and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing the Sellers with a facility under which Buyer will enter into certain sale and repurchase agreements with each Seller with respect to their respective Seller Note;
WHEREAS, Guarantor entered into a Guaranty in favor of Buyer and the other Beneficiaries (as defined in the applicable Guaranty) pursuant to which such Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller Party under the Transaction Agreements; and
WHEREAS, the Parties now wish to extend the Facility Term and amend certain other provisions of the Framework Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties and, solely for purposes of Section 4.5 of this Amendment, the Guarantor agree as follows:
1.Interpretation.
1.1Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).
1.2Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.
2.Amendments. The Framework Agreement is hereby amended, effective from and after the Amendment Date, as follows:
2.1The definition of “Maximum Buyer Balance” set forth in Schedule 1 to the Framework Agreement is hereby amended by replacing the amount “$90,000,000” where it appears therein with the amount “$80,000,000”.
2.2The definition of “Scheduled Facility Expiration Date” set forth in Schedule 1 to the Framework Agreement is hereby amended by replacing the date “June 30, 2020” where it appears therein with the date “June 29, 2021”.
3.Representations, Warranties, Undertakings and Agreements.
3.1Seller Party. In entering into this Amendment, each Seller Party hereby makes or repeats (as applicable) to Buyer as of the Amendment Date (or, to the extent expressly relating to a specific prior date, as of such prior date) the representations and warranties set forth in the Framework Agreement and each other Transaction Agreement to which such Seller Party is a party, and such representations and warranties shall be deemed to include this Amendment. Each Seller Party further represents that it has complied in all material respects with all covenants and agreements applicable to it under the Framework Agreement and each of the other Transaction Agreements to which it is a party.
4.Miscellaneous.
4.1Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 4.1.
4.2Fee Letter. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Buyer and the Sellers are entering into a Fee Letter Agreement, dated as of the Amendment Date (the “Fee Letter”), which shall constitute a Transaction Agreement under the Amended Framework Agreement.

4.3Amendments to Master Repurchase Agreements. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Buyer and the applicable Seller are entering into (i) that certain Amendment No. 1 to Outfront Media Master Repurchase Agreement dated as of the Amendment Date (the “QRS MRA Amendment”) and (ii) Amendment No. 1 to Outernet Master Repurchase Agreement dated as of the Amendment Date (the “TRS MRA Amendment” and, together the QRS MRA Amendment, the “MRA Amendments”). The Parties further acknowledge and agree that, effective from and after the Amendment Date, all references in the Framework Agreement and the other Transaction Agreements (x) to the TRS Master Repurchase Agreement shall be deemed to be references to such agreement as amended by the TRS MRA Amendment (as so amended, the “Amended TRS MRA”) and (y) to the QRS Master Repurchase Agreement shall be deemed to be references to such agreement as amended by the QRS MRA Amendment (as so amended, the “Amended QRS MRA” and, together with the Amended TRS MRA, the “Amended Master Repurchase Agreements”). Each of the Amended Master Repurchase Agreements shall constitute a Transaction Agreement under the Amended Framework Agreement.
4.4Ratification and Amendment to Transaction Agreements. Except as amended hereby or as otherwise specified in Section 4.3 hereof, each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Amendment Date, (i) all references to the Framework Agreement in any other Transaction Agreement shall deemed to be references to the Amended Framework Agreement, (ii) any amendment in this Amendment or either of the MRA Amendments of a defined term in the Framework Agreement or either of the Master Repurchase Agreements, as the case may be, shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement or such Master Repurchase Agreement, and (iii) this sentence shall be effective to amend each of the relevant Transaction Agreements (including each Master Repurchase Agreement and each Annex thereto) to the extent necessary to give effect to the foregoing clauses (i) and (ii).
4.5Guarantor Acknowledgment and Consent. The Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof (including with respect to the Fee Letter and each of the MRA Amendments), it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which such Guarantor may be liable under the Guaranty. The Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein or in either of the MRA Amendments to a defined term in the Framework Agreement or in either of the Master Repurchase Agreements (as the case may be) shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement or either Master Repurchase Agreement.
4.6GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS

THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
4.7Expenses. All reasonable and documented legal fees and expenses of Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Buyer:

MUFG Bank, Ltd.

By:	/s/ Thomas Giuntini
Name:	Thomas Giuntini
Title:	Managing Director

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Seller and Seller Party Agent:

OUTFRONT MEDIA LLC

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

Seller:

OUTFRONT MEDIA OUTERNET INC.

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Originators:

OUTFRONT MEDIA GROUP LLC,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

OUTFRONT MEDIA OUTERNET INC.,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

OUTFRONT MEDIA SPORTS INC.,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

OUTFRONT MEDIA VW COMMUNICATIONS LLC,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer
[Signature Page to Amendment No. 2 to Master Framework Agreement]

OUTFRONT MEDIA BUS ADVERTISING LLC,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

OUTFRONT MEDIA SAN FRANCISCO LLC,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

OUTFRONT MEDIA BOSTON LLC,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

ROCKBRIDGE SPORTS, MEDIA AND ENTERTAINMENT, LLC,
as an Originator

By: /s/ Jonathan D. Karabas
Name: Jonathan D. Karabas
Title: Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]

IN WITNESS WHEREOF, Guarantor has executed this Amendment as of the date first written above.

Guarantor:
OUTFRONT MEDIA INC.

By:	/s/ Jonathan D. Karabas
Name:	Jonathan D. Karabas
Title:	Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]